Exhibit 10.6

FORT SOLUTIONS LICENSE AGREEMENT
by and between
FORTIVE CORPORATION
and
RALLIANT CORPORATION
Dated as of June 27, 2025

FORT SOLUTIONS LICENSE AGREEMENT
    This FORT SOLUTIONS LICENSE AGREEMENT (this “Agreement”), dated as of June 27, 2025, is entered into by and between Fortive Corporation (“Fortive”), a Delaware corporation, and Ralliant Corporation (“Ralliant”), a Delaware corporation. “Party” or “Parties” means Fortive or Ralliant, individually or collectively, as the case may be.
RECITALS
WHEREAS, the Parties have entered into that certain Separation and Distribution Agreement, dated as of the date hereof (the “Separation Agreement”);
WHEREAS, The Fort, Inc., a wholly owned subsidiary of Fortive, has developed and continues to develop the Fort Technology Platform (as defined below) that generates Solutions (as defined below) used in the Ralliant Business and in the other businesses of Fortive as of the date hereof;
WHEREAS, the Solutions include certain trade secrets, know-how and other Intellectual Property of the Fortive Group; and
WHEREAS, Ralliant desires to obtain a license to use certain Solutions generated by the Fort Technology Platform for its own business purposes on the terms set forth herein.
    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement and in the Separation Agreement, the Parties hereby agree as follows:
AGREEMENT
1.    DEFINITIONS
Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement. The following capitalized terms used in this Agreement shall have the meanings set forth below:
1.1.    “Feedback” means any feedback, ideas or suggested improvements or suggested modifications that may be provided or disclosed by any member of the Ralliant Group to any member of the Fortive Group relating to the Licensed Solutions. As used herein, “Feedback” does not include Improvements.
1.2.    “Fort Solutions Confidential Information” means all Confidential Information and materials forming part of the Fort Technology Platform or the Solutions.
1.3.    “Fort Technology Platform” means the information, proprietary software, web-based tools, algorithms, datasets and machine learning models acquired or developed by The Fort, Inc.

1.4.    “Fortive Improvements” means any Improvement made by or on behalf of any member of the Fortive Group.
1.5.    “Improvement” means any modification, enhancement or improvement to any Licensed Solutions made by either Party or such Party’s Group.
1.6.    “Licensed Solutions” means the Solutions listed on Schedule 1.
1.7.    “Ralliant Improvements” means any Improvement made by or on behalf of any member of the Ralliant Group.
1.8.    “Solutions” means software modules, algorithms, data analysis, processes and other tools, feedback and reports developed through the use of the Fort Technology Platform, including iterative versions thereof or alpha or beta versions thereof that are not released.
2.    LICENSES
2.1.    License to Ralliant. Subject to the terms and conditions of this Agreement, Fortive hereby grants to Ralliant a worldwide, non-exclusive, non-transferable (other than pursuant to Section 8.5), royalty-free, fully paid-up, perpetual license to use, modify, enhance and improve the Licensed Solutions solely for the business purposes of the Ralliant Group with respect to any current or future business of the Ralliant Group. The foregoing license shall be sublicenseable solely (a) to other members of the Ralliant Group (for clarity, for only so long as such Persons remain Affiliates of Ralliant), and (b) to third parties to the extent reasonably necessary to support the business of the Ralliant Group and subject to appropriate confidentiality and non-use obligations.
2.2.    Licenses to Feedback. Ralliant hereby grants to Fortive, under the rights that Ralliant has in the Feedback, a non-exclusive, perpetual, irrevocable, fully paid-up, sublicenseable (through multiple tiers), transferable, worldwide license to copy, distribute, display, perform (publicly or otherwise), create derivative works of and otherwise use the Feedback in connection with the operation of any businesses of the Fortive Group, including for the benefit of the Fort Technology Platform.
2.3.    Unblocking License. If and to the extent that either Party or any of such Party’s Affiliates obtains any issued patent that claims any Improvement developed by or on behalf of such Party or its Affiliates within two (2) years immediately following the Distribution Date, such Party hereby grants, and shall cause its Affiliates to grant, to the other Party, a worldwide, non-exclusive, non-transferable, royalty-free, fully paid-up, perpetual license under such issued patent claims to make, have made, import, use, modify, enhance and improve any of its own Improvements, solely for its and its Affiliates’ own internal business purposes. The foregoing license shall be sublicenseable by each Party solely (a) to Affiliates of such Party (for clarity, for only so long as such Persons remain Affiliates of such Party), and (b) to third parties to the extent reasonably necessary to support the business of such Party and its Affiliates and subject to appropriate confidentiality and non-use obligations. For the avoidance of doubt, nothing in this

Agreement requires either Party to deliver or disclose to the other Party any Improvements or Feedback.
3.    INTELLECTUAL PROPERTY RIGHTS
3.1.    Fortive Ownership. The Parties acknowledge and agree that, as between the Parties and their respective Affiliates, Fortive is the owner of all right, title and interest in the Solutions and all Intellectual Property therein. Fortive shall retain the entire right, title and interest in and to the Fort Technology Platform and any Fortive Improvements, and all rights in Intellectual Property therein or thereto. For the avoidance of doubt, Fortive shall have the sole right to defend and enforce any and all Intellectual Property covering the Solutions or any Fortive Improvements.
3.2.    Ralliant Ownership. Ralliant shall retain the entire right, title and interest in and to any Ralliant Improvements, and all rights in Intellectual Property therein or thereto. For the avoidance of doubt, Ralliant shall have the sole right to defend and enforce any and all Intellectual Property covering any Ralliant Improvements.
3.3.    Reservation of Rights. Each Party reserves all rights that are not expressly granted to the other Party under the Agreement. Without limiting the generality of the foregoing, the Parties expressly acknowledge and agree that nothing contained herein shall be construed or interpreted as a grant, by implication or otherwise, of any licenses other than the licenses expressly set forth in Article 2.
4.    FORT SOLUTIONS CONFIDENTIAL INFORMATION
4.1.    Treatment of Fort Solutions Confidential Information. Ralliant shall (and shall cause each member of the Ralliant Group to) maintain the Fort Solutions Confidential Information in confidence, and shall not (and shall cause each member of the Ralliant Group not to) disclose, divulge or otherwise communicate such Fort Solutions Confidential Information to any person who is not employed by or a director of a member of the Ralliant Group, or use it for any purpose, except pursuant to, and in order to exercise its rights as granted under Agreement (including the granting of sublicenses in accordance with Article 2, subject to confidentiality obligations at least as strict as those set forth herein), and hereby agrees to exercise (and cause each member of the Ralliant Group to exercise) every reasonable precaution to prevent and restrain the unauthorized disclosure of such Fort Solutions Confidential Information by any directors, officers or employees of the Ralliant Group. In addition, Ralliant shall (and shall cause each member of the Ralliant Group to) treat the Fort Solutions Confidential Information that is not in the public domain as trade secrets, and without limiting the foregoing shall take all actions required by applicable Law to preserve such Fort Solutions Confidential Information as trade secrets.
5.    COMPENSATION

5.1.    The Parties agree that, in light of the substantial contributions of the Ralliant Group to the development of the Licensed Solutions, no further consideration is payable by Ralliant for the license set forth in Section 2.1.
6.    TERMINATION
6.1.    Term. This Agreement shall commence on the Distribution Date and shall continue until terminated in accordance with the terms of this Article 6 (the “Term”).
6.2.    Termination for Breach. Fortive shall be entitled to terminate this Agreement immediately by providing written notice to Ralliant upon material breach of this Agreement by Ralliant or any member of the Ralliant Group and failure to cure such breach within ten (10) days of written notice thereof. Upon termination of this Agreement, Ralliant and each member of the Ralliant Group shall cease any and all use of the Solutions.
6.3.    Use of the Fort Name. Within six (6) months following the Distribution Date, Ralliant and each member of the Ralliant Group shall cease using the name “Fort Technology Platform” or any term similar thereto to describe the rights licensed hereunder or for any other purpose.
6.4.    Survival of Obligations; Return of Confidential Information. Notwithstanding any termination of this Agreement, Articles 1, 3, 4, and 8, as well as Section 6.3 and this Section 6.4, shall survive and continue to be enforceable. Upon any termination of this Agreement, Ralliant shall promptly (and in any event within thirty (30) days) return to Fortive or destroy (at Fortive’s option) all written Fort Solutions Confidential Information, and all copies thereof then in Ralliant’s possession.
7.    WARRANTIES AND COMPLIANCE
7.1.    Disclaimer of Warranties. Except as expressly set forth herein, the Parties acknowledge and agree that (a) the Licensed Solutions are provided as-is, (b) each Party assumes all risks and Liability arising from or relating to its use of and reliance upon the Fort Technology Platform, the Licensed Solutions, and any Improvements, as applicable, and (c) each Party makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE FORT TECHNOLOGY PLATFORM, THE LICENSED SOLUTIONS AND ANY RIGHTS LICENSED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NONINFRINGEMENT, MISAPPROPRIATION, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
7.2.    Compliance with Laws and Regulations7.3.    . Each Party hereto shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. FOR THE AVOIDANCE OF DOUBT AND NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EACH PARTY EXPRESSLY DISCLAIMS

ANY EXPRESS OR IMPLIED OBLIGATION OR WARRANTY WITH RESPECT TO ANY INTELLECTUAL PROPERTY, TECHNOLOGY OR SERVICES THAT COULD BE CONSTRUED TO REQUIRE SUCH PARTY TO DELIVER ANY INTELLECTUAL PROPERTY, TECHNOLOGY OR SERVICES HEREUNDER IN SUCH A MANNER TO ALLOW THE RECEIVING PARTY THEREOF TO ITSELF COMPLY WITH ANY LAW APPLICABLE TO THE ACTIONS OR FUNCTIONS OF SUCH RECEIVING PARTY (OR ITS AFFILIATES).
8.    GENERAL PROVISIONS
8.1.    Entire Agreement; Construction. This Agreement, including the Schedules, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event of any conflict between this Agreement and the Tax Matters Agreement, the terms and conditions of the Tax Matters Agreement shall govern.
8.2.    Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.
8.3.    Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email (followed by delivery of an original via overnight courier service) or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.3):
To Fortive:

Fortive Corporation
6920 Seaway Blvd.
Everett, WA 98203
Attn: General Counsel
E-mail:        [Intentionally omitted]
with a copy (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn: Alison Zieske Preiss
E-mail:        [Intentionally omitted]

To Ralliant:

Ralliant Corporation
4000 Center at North Hills Street
Suite 430
Raleigh, NC 27609
Attn: General Counsel
E-mail:        [Intentionally omitted]
with a copy (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
    Attn: Alison Zieske Preiss
    E-mail:        [Intentionally omitted]
8.4.    Waivers. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and its Group). No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
8.5.    Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party hereto without the prior written consent of the other Party (not to be unreasonably withheld or delayed), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable to (a) an Affiliate of Party or (b) a bona fide third party in connection with a merger, reorganization, consolidation or the sale of all or substantially all the assets of a Party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant Party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party; provided, however, that in the case of each of the preceding clauses (a) and (b), no assignment permitted by this Section 8.5 shall release the assigning Party from Liability for the full performance of its obligations under this Agreement.
8.6.    Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted assigns.
8.7.    Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Distribution Date, to the extent such Subsidiary remains a Subsidiary of the applicable Party.

8.8.    Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, Liability, reimbursement, claim of Action or other right in excess of those existing without reference to this Agreement.
8.9.    Titles and Headings. Titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
8.10.    Schedules. The Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.
8.11.    Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.
8.12.    Dispute Resolution. The provisions of Article VIII of the Separation Agreement shall govern any Dispute under or in connection with this Agreement.
8.13.    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
8.14.    Interpretation.
8.14.1.    The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.
8.14.2.    When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article or Section of, or a Schedule to, this Agreement unless otherwise indicated. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.
FORTIVE CORPORATION

By: /s/ Olumide Soroye
    Name: Olumide Soroye
    Title:    President and Chief Executive Officer of Intelligent Operating Solutions and Advanced Healthcare Solutions Segment
RALLIANT CORPORATION

By:    /s/ Tamara S. Newcombe
    Name:    Tamara S. Newcombe
    Title:    President and Chief Executive Officer

Schedule 1

Licensed Solutions